Intangible Assets - Estimated Aggregate Amortization (Detail) (USD $)	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
2014	$ 188,616
2015	53,371
2016	24,844
2017	10,578
2018	6,013
Finite-Lived Intangible Assets, Net, Total	$ 283,422